EXHIBIT (q)

                           FIRST AMERICAN FUNDS, INC.
                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                      FIRST AMERICAN STRATEGY FUNDS, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned persons hereby constitute and appoint Thomas S. Schreier, Mark S. Jordahl, James D. Alt, Kathleen L. Prudhomme, Charles R. Manzoni, Brett L. Agnew and Jeffery M. Wilson, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting along, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A of the above-referenced investment companies, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting along, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


             Signature                              Title                                Date
             ---------                              -----                                ----

     /s/ Benjamin R. Field, III                    Director                       September 15, 2004
-------------------------------------
       Benjamin R. Field, III

        /s/ Roger A. Gibson                        Director                       September 15, 2004
-------------------------------------
          Roger A. Gibson

        /s/ Mickey P. Foret                        Director                       September 15, 2004
-------------------------------------
          Mickey P. Foret

      /s/ Leonard W. Kedrowski                     Director                       September 15, 2004
-------------------------------------
        Leonard W. Kedrowski

      /s/ Richard K. Riederer                      Director                       September 15, 2004
-------------------------------------
        Richard K. Riederer

       /s/ Victoria J. Herget                      Director                       September 15, 2004
-------------------------------------
         Victoria J. Herget

       /s/ Joseph D. Strauss                       Director                       September 15, 2004
-------------------------------------
         Joseph D. Strauss

      /s/ Virginia L. Stringer                      Chair                         September 15, 2004
-------------------------------------
        Virginia L. Stringer

         /s/ James W. Wade                         Director                       September 15, 2004
-------------------------------------
            James M Wade

